UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2025

Commission file number 001-16111

Global Payments Inc.

(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3550 Lenox Road, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 829-8000

None

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, no par value	GPN	New York Stock Exchange
4.875% Senior Notes due 2031	GPN31A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Transaction Agreements

On April 17, 2025, Global Payments Inc., a Georgia corporation (“Global Payments”), entered into (i) a transaction agreement (the “FIS Transaction Agreement”), by and among Global Payments, Total System Services LLC, a Delaware limited liability company and wholly owned subsidiary of Global Payments, Fidelity National Information Services, Inc., a Georgia corporation (“FIS”), and Worldpay Holdco, LLC, a Delaware limited liability company (“Worldpay”), and (ii) a transaction agreement (the “GTCR Transaction Agreement,” and, together with the FIS Transaction Agreement, the “Transaction Agreements”) by and among Global Payments, Worldpay, certain affiliates of GTCR LLC (collectively, “GTCR”) and certain wholly owned subsidiaries of Global Payments.

Upon the terms and subject to the conditions set forth in the Transaction Agreements, Global Payments will divest its Issuer Solutions business (the “Issuer Solutions Business”) to FIS and acquire Worldpay from FIS and GTCR (each, a “Transaction,” and collectively, the “Transactions”). Upon the terms and subject to the conditions set forth in the FIS Transaction Agreement, at the closing of the Transactions (the “Closing”), Global Payments will sell its Issuer Solutions Business to FIS in exchange for FIS’s interest in Worldpay plus an amount in cash equal to the difference between the purchase price payable by FIS in respect of the Issuer Solutions Business and the purchase price payable by Global Payments in respect of FIS’s interest in Worldpay. Concurrently at the Closing, upon the terms and subject to the conditions set forth in the GTCR Transaction Agreement, Global Payments will acquire the remaining interest in Worldpay from GTCR and other Worldpay equityholders in exchange for cash and 43,268,041 newly issued shares of Global Payments common stock, no par value (“Global Payments common stock,” and such newly issued shares, the “Stock Consideration”). The purchase price payable by FIS in respect of the Issuer Solutions Business is based on a $13.5 billion enterprise valuation of the Issuer Solutions Business, and the purchase price payable by Global Payments in respect of Worldpay is based on a $24.25 billion enterprise valuation of Worldpay, in each case subject to customary adjustments for the cash, debt and working capital (relative to a target) of the Issuer Solutions Business and Worldpay, respectively, as of the Closing. The Stock Consideration is valued at $4,197,000,000, or $97.00 per share of Global Payments common stock.

The obligations of the parties to consummate the Transactions are subject to customary closing conditions, including (a) the receipt of required regulatory clearances and approvals in the United States and other jurisdictions under applicable antitrust, foreign direct investment and financial services laws and regulations, including under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and from the Directorate General for Competition of the European Commission, and United Kingdom Competition and Markets Authority, among other required approvals, (b) the absence of any judgment or law preventing or prohibiting the Closing and (c) the completion of certain pre-Closing restructurings in respect of the Issuer Solutions Business and GTCR’s ownership of Worldpay. Each party’s obligation to consummate each Transaction to which it is a party is also, with respect to each Transaction Agreement, subject to the accuracy of the other parties’ representations and warranties contained in the applicable Transaction Agreement (subject, with specified exceptions, to customary materiality or “Material Adverse Effect” standards) and the other parties’ performance of their covenants and agreements in the applicable Transaction Agreement in all material respects. FIS’s obligation to consummate the Transaction contemplated by the FIS Transaction Agreement is also conditioned on the absence of any “Business Material Adverse Effect” on the Issuer Solutions Business. Global Payments’ obligation to consummate both Transactions is also conditioned upon the absence of any “Washington Material Adverse Effect” on Worldpay. The closing of each Transaction is conditioned on the satisfaction or waiver (to the extent permitted by law) of closing conditions set forth in the other Transaction Agreement, and the closing of each Transaction will occur on the same date. Global Payments expects the Transactions to close in the first half of 2026.

The Transaction Agreements contain customary representations, warranties and covenants of each of Global Payments, Worldpay, FIS and GTCR, including covenants related to the operation of each of the Issuer Solutions Business and Worldpay prior to the Closing and the implementation of certain restructuring steps in respect of the Issuer Solutions Business and GTCR’s ownership of Worldpay prior to the Closing. The representations, warranties and pre-closing covenants of each of the parties to the Transaction Agreements will not survive the Closing. Global Payments has agreed to indemnify FIS, and FIS has agreed to indemnify Global Payments, for certain losses arising out of breaches of such party’s post-closing covenants, retained liabilities of Global Payments or assumed liabilities of the Issuer Solutions Business (as applicable), subject to customary limitations.

Each Transaction Agreement contains customary rights for each of Global Payments, FIS or GTCR, as applicable, to terminate such Transaction Agreement prior to the Closing, including (a) by mutual written consent of the applicable parties thereto; (b) if the applicable Transaction is not consummated by April 16, 2026, subject to two automatic six-month extensions in certain circumstances if required regulatory approvals have not been obtained; (c) if there is a final and nonappealable law or permanent judgment preventing the consummation of the applicable Transaction; and (d) in the case of certain breaches of representations, warranties or covenants such that the conditions to the applicable closing would fail to be satisfied (subject to a cure period). Each Transaction Agreement will be terminated automatically if the other Transaction Agreement is terminated prior to the Closing. The Transaction Agreements do not provide for any termination fees and no liabilities will survive any termination, except in the case of a willful breach.

Related Agreements

As a result of the Transactions, GTCR is expected to hold, upon the Closing, approximately 15% of the outstanding shares of Global Payments common stock, based upon the outstanding shares of Global Payments common stock as of April 15, 2025. The GTCR Transaction Agreement contemplates that, at the Closing, Global Payments and GTCR will enter into a shareholders agreement (the “Shareholders Agreement”). Under the Shareholders Agreement, GTCR will be subject to a lock-up with respect to the transfer of the Stock Consideration, with 35% of the Stock Consideration released from the lock-up on the 12-month anniversary of the Closing, an additional 15% of the Stock Consideration released from the lock-up on the 15-month anniversary of the Closing, and the remaining Stock Consideration released from the lock-up on the 18-month anniversary of the Closing. The GTCR Transaction Agreement further provides that, at the Closing, Global Payments and GTCR will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which GTCR will have certain registration rights relating to the Stock Consideration. The Registration Rights Agreement will also provide for customary piggyback registration rights for GTCR.

The FIS Transaction Agreement contemplates that Global Payments and FIS will enter into a transition services agreement with respect to the Issuer Solutions Business. FIS and Worldpay have amended the transition services agreement currently in place between FIS and Worldpay.

The foregoing description of the Transaction Agreements and the transactions contemplated thereby, including the Shareholders Agreement and Registration Rights Agreement, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Transaction Agreements and forms of Shareholders Agreement and Registration Rights Agreement, copies of which are respectively filed as Exhibits 2.1, 2.2, 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The representations, warranties and covenants set forth in the Transaction Agreements have been made only for the purposes of the Transaction Agreements and solely for the benefit of the respective parties thereto, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Transaction Agreements instead of establishing these matters as facts. In addition, information regarding the subject matter of the representations and warranties made in the Transaction Agreements may change after the date of the Transaction Agreements. Accordingly, the Transaction Agreements are included with this Current Report on Form 8-K only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding Global Payments, its subsidiaries or its or their respective businesses or any other parties to the Transactions as of the date of the Transaction Agreements or as of any other date.

Item 3.02. Unregistered Sale of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Stock Consideration to be issued to GTCR in connection with the Transactions will not be registered under the U.S. Securities Act of 1933 (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements provided by Section 4(a)(2) of the Securities Act.

Item 8.01. Other Events.

Financing

On April 17, 2025, in connection with the execution of the Transaction Agreements, Global Payments entered into a commitment letter with JPMorgan Chase Bank, N.A. (the “Commitment Party”), pursuant to which the Commitment Party has committed to provide, subject to the satisfaction of customary closing conditions, a 364-day senior unsecured bridge loan facility in an aggregate principal amount of up to $7.7 billion.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Transaction Agreement, dated as of April 17, 2025, by and among Global Payments Inc., Total System Services LLC, Fidelity National Information Services, Inc. and Worldpay Holdco, LLC.

2.2*	Transaction Agreement, dated as of April 17, 2025, by and among Global Payments Inc., Genesis Merger Sub I, Inc., Genesis Merger Sub II, Inc., Genesis Merger Sub III, Inc., Genesis Merger Sub IV LLC, Genesis Washington Merger Sub LLC, GTCR W Aggregator LP, Worldpay Holdco, LLC, GTCR W Management Blocker Inc., GTCR W Management Blocker II Inc., GTCR W Blocker Corp. and the other parties thereto.

99.1*	Form of Shareholders Agreement, by and among Global Payments Inc., GTCR LLC and GTCR W Aggregator LP.

99.2*	Form of Registration Rights Agreement, by and between Global Payments Inc. and GTCR W Aggregator LP.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules and similar attachments have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or similar attachment will be furnished to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and geographies in which we operate, and beliefs of and assumptions made by our management, involve risks, uncertainties and assumptions that could significantly affect the financial condition, results of operations, business plans and the future performance of Global Payments, including Worldpay, following the Transactions. Actual events or results might differ materially from those expressed or forecasted in these forward-looking statements. Accordingly, we cannot guarantee that our plans and expectations will be achieved. Examples of forward-looking statements include, but are not limited to, statements we make regarding future financial and operating results, management’s expectations regarding future plans, objectives and goals; market and growth opportunities; statements regarding the strategic rationale and anticipated benefits of the Transactions; and other statements regarding our future financial performance and Global Payments’ plans, objectives, expectations and intentions. Statements can generally be identified as forward-looking because they include words such as “believes,” “anticipates,” “intends,” “expects,” “could,” “should,” “will,” “would,” or words of similar meaning. Although we believe that the plans and expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our plans and expectations will be attained, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. In addition to factors previously disclosed in Global Payments’ reports filed with the SEC and those identified elsewhere in this Current Report on Form 8-K, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change or other circumstances that could give rise to the right of one or more of the parties to terminate the Transaction Agreements; the outcome of any legal proceedings that may be instituted against Worldpay, Global Payments or their respective directors; the ability to obtain regulatory approvals and meet other closing conditions to the Transactions on a timely basis or at all, including the risk that regulatory approvals required for the Transactions are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or that could adversely affect Global Payments following the Transactions or the expected benefits of the Transactions; risks related to the financing in connection with the Transactions; difficulties and delays in integrating the Worldpay business into that of Global Payments, including with respect to implementing controls to prevent a material security breach of any internal systems or to successfully manage credit and fraud risks in business units; failing to fully realize anticipated cost savings and other anticipated benefits of the Transactions when expected or at all; business disruptions from the proposed Transactions that will harm Global Payments’ or Worldpay’s businesses, including current plans and operations; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transactions, including as it relates to Global Payments’ or Worldpay’s ability to successfully renew existing client contracts on favorable terms or at all and obtain new clients; failing to comply with the applicable requirements of Visa, Mastercard or other payment networks or card schemes or changes in those requirements; the ability of Global Payments or Worldpay to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of Global Payments following the Transactions, including the dilution caused by Global Payments’ issuance of additional shares of its common stock in connection with the Transactions; the continued availability of capital and financing following the Transactions; the effects of global economic, political, market, health and social events or other conditions; the imposition of tariffs and other trade policies and the resulting impacts on market volatility and global trade; macroeconomic pressures and general uncertainty regarding the overall future economic environment; foreign currency exchange, inflation and rising interest rate risks; the effect of a security breach or operational failure on our business; the ability to maintain Visa and Mastercard registration and financial institution sponsorship; the continued availability of capital and financing; increased competition in the markets in which we operate and our ability to increase our market share in existing markets and expand into new markets; our ability to safeguard our data; risks associated with our indebtedness; the potential effect of climate change including natural disasters; the effects of new or changes in current laws, regulations, credit card association rules or other industry standards on us or our partners and customers, including privacy and cybersecurity laws and regulations; and other events beyond our control, and other factors included in the “Risk Factors” section in our most recent Annual Report on Form 10-K and in other documents that we file with the SEC, which are available at https://www.sec.gov. These cautionary statements qualify all of our forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements. Our forward-looking statements speak only as of the date they are made and should not be relied upon as representing our plans and expectations as of any subsequent date. While we may elect to update or revise forward-looking statements at some time in the future, we specifically disclaim any obligation to publicly release the results of any revisions to our forward-looking statements, except as required by law.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date: April 21, 2025	By:	/s/ Dara Steele-Belkin
Dara Steele-Belkin
General Counsel and Corporate Secretary